UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event report) September 9, 2005
COACHMEN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-7160	31-1101097
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2831 DEXTER DRIVE
ELKHART, INDIANA 46514
(Address of principal executive offices)

Registrant’s telephone number, including area code: (574) 262-0123

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Bylaws of Coachmen Industries, Inc. were amended and restated effective September 9, 2005. A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.1 and incorporated by reference herein. A description of the provisions changed by the amendments is set out below.

Section 2.14 was amended to provide that a shareholder requesting a vote by written ballot must be entitled to vote at the election.

Section 2.15 was amended to specify the information required to be included in a notice by a stockholder wishing to make a nomination for director.

Section 3.2 was amended to eliminate excess transitional verbiage, to add provisions allowing for a shorter term for directors in certain circumstances upon unanimous authorization by the Board of Directors and the waiver of the mandatory retirement for directors in special circumstances, and to change the number of directors from not less than 7 nor more than 10 to not less than 6 nor more than 12.

Section 3.3 was amended to expressly provide for three standing committees of the Board of Directors: the Governance Committee, the Management Development & Compensation Committee and the Audit Committee.

Section 3.8 was amended to provide for the election of a Lead independent Director and the possibility of a non-unitary Chief Executive Officer.

Article IV was amended to remove the Chairman as an officer of the Company, to add a section providing for the appointment of a Chief Executive Officer and specifying such officer’s duties, to clarify the appointment processes and roles of other officers, and to modify the succession provisions accordingly.

Section 5.1 was amended to provide that, in the absence of Board authorization, any two of the Chief Executive Officer, the President, the Chief Financial Officer and the Secretary shall have the authority to sign any contract on behalf of the corporation.

Section 11.1 was amended to clarify the effect of the giving of legal advice by the corporation’s General Counsel.

Section 11.8 was amended to change the definition of Indemnified Officer to include any member of the Management Group of an operating division of the corporation or any of its subsidiaries. The term “Management Group” was amended to mean the division General Manager and those employees who have division -wide responsibility and whose titles are or include President or Vice President.

In addition, various housekeeping clarifications and corrections were made to Sections 2.1.2.2, 2.4,2.5, 2.6, 2.7. 2.9, 2.10, 2.11, 3.3, 3.4, 3.5, 3.6, 3.7, 3.10, and 6.2.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is furnished as a part of this Report:

3.1 Bylaws, as modified through September 9, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

By:	/s/ Richard M. Lavers
Richard M. Lavers, Executive Vice President, General Counsel and Secretary

Date: September 15, 2005

INDEX TO EXHIBITS

Exhibit Number	Description	Sequentially Numbered Pages

3.1	Bylaws, as modified through September 9, 2005	18

3